Exhibit 32
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Enesco Group, Inc. (“Enesco”) Quarterly Report on Form 10-Q, for the fiscal quarter ended September 30, 2006 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Basil A. Elliott, the President and Chief Executive Officer of Enesco and Marie Meisenbach Graul, the Executive Vice President and Chief Financial Officer of Enesco, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Enesco.

November 14, 2006

/s/ Basil A. Elliott
Basil Elliott
President and Chief Executive Officer (Principal Executive Officer)

/s/ Marie Meisenbach Graul
Marie Meisenbach Graul
Executive Vice President and Chief Financial Officer (Principal Financial Officer)